Fighting Lymphoma, and Making it Personal.
Carlos F. Santos, Ph.D.
Senior Vice President,
Scientific/Regulatory Affairs &
Product Development
www.biovest.com OTCQB: “BVTI”
ROTH Capital OC Growth Stock Conference
Monday, March 14
th
, 2011

Safe Harbor Statement
Statements in this presentation that are not strictly historical in nature constitute "forward-
looking statements." Such statements include, but are not limited to statements about
BiovaxID®, AutovaxID™, events occurring after dates hereof, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions, and other statements identified by words such as "may," "could," "would," "should," "believes," "expects,"
"anticipates," "estimates," "intends," "plans," or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and
Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

Exchange/Ticker: OTCQB: BVTI
Price per share: $0.62
Market Cap: $87 million
52-week Range: Low $0.59 / High $2.05
Shares Outstanding: 140.2M shares
Float: 49.2 million shares**
Avg. Daily Volume: 149,000 shares
Biovest Market Data*
* Market data as of 3/11/11
** Accentia Biopharmaceuticals, Inc,. (OTCQB: ABPI) owns approx. 91M shares

Overview
• Dendreon’s Provenge approval in April 2010 represents first successful therapeutic cancer vaccine (positive results + approval)
• BiovaxID Phase 3 trial represents landmark in lymphoma for vaccines (1
st
vaccine to show DFS benefit in Phase 3)
• Therapeutic vaccines are extremely safe, focus powerful immune response against tumor cells to alter the natural progression of cancer.
• BiovaxID proves the hypothesis for cancer vaccines
• Multiple cancer vaccines in development representing multi-billion dollar market opportunity with only one successful Phase 3 in NHL
(BiovaxID)
Therapeutic Cancer Vaccines

Biovest International

BIOVAXID®
CLINICAL DEVELOPMENT
Phase I
Phase II
Phase III
Marketed
Follicular Lymphoma
(Orphan Drug Status in U.S. and EU)
Mantle Cell Lymphoma
(Orphan Drug Status in the U.S.)

BiovaxID Investment Highlights
• 1
st
proven clinically effective vaccine for Non-Hodgkin’s Lymphoma
• Potentially 2
nd
approved cancer vaccine in the world
• Completed Phase 3 clinical trial: BiovaxID extends disease-free survival in
FL (Schuster, et al. ASCO 2009 and ASH 2010)
• No vaccine attributable SAE’s in Phase 3 and Phase 2 studies
• IgM-Id delivers 2+ years of complete remission in NHL vaccinated patients and is fundamental discovery for next-generation vaccines.

Company Product Indication Phase I Phase 2 Phase 3 Marketed
Dendreon
Provenge Prostate
Biovest BiovaxID fNHL
Menarini
Abagovomab Ovarian
Oncothyreon/
Merck KGaA
Stimuvax NCSLC
GSK
MAGE-A3 NSCLC
Vical
Allovectin-7 Melanoma
Bavarian Nordic
Prostvac Prostate
New Link
HyperAcute Pancreatic
Celldex
Rindopepimut Glioblastoma
Geron
GRNVAC1 AML
TVAX
TVI Astrocytoma
Prima
Cvac Ovarian
Oxford Biomedica
TroVax Prostate
Argos
AGS-003 Renal Cell
Cancer Vaccines in Phase 2/3 Clinical Trials

Approx 140,000 pt’s diagnosed in US* and EU**
Est. 50,000 men and women will die of NHL in 2010 in
US* and EU**
Median age at diagnosis for non-Hodgkin lymphoma was
67 years of age in US*
Based on rates from 2005-2007, 2.10% of men and
women born today will be diagnosed with NHL in their life*
In US, approximately 438,325 patients have a history of
non-Hodgkin lymphoma (similar rates in EU)*
7
Follicular and Mantle Cell Lymphoma
*Source: NCI SEER Stat Fact Sheets: Non-Hodgkin Lymphomahttp://seer.cancer.gov/statfacts/html/nhl.html
**Source: European Cancer Observatory (http://eu-cancer.iarc.fr/2-cancer-fact-sheets.html,en)
Multi-Billion Global Market Opportunity

Biovest International

K6H6 Cell
Tumor Cell Suspension
Hybridoma Fusion and Selection: Iditoype + Isotype Determination
IgG or IgM Tumor Biopsy
Hybridoma Cell Culture
IgG Purification and KLH Conjugation
KLH
IgM or IgG + GM-CSF Vaccine Matches Patient's Tumor
IgM Purification and KLH Conjugation

BiovaxID Vaccine Manufacture

Biovest International

Heterohybridoma
(Biopsy Tumor/Hybridoma) Cells
Tumor-Derived
Idiotype Vaccine

Hybridoma Autologous Production
Process Preserves Isotype
Hollow-Fiber Bioreactor
Cultures Tumor Derived Cells
(Heterohybridoma)
for Id Protein Production
Isotype-Matched Id Protein
Secreted and
Purified

Biovest International

IgM Isotype Immunoglobulin

IgG Isotype Immunoglobulin

Light Chain
Heavy Chain
Constant Region
Variable Region
Carbohydrate

Phase 3 Id Vaccine Studies by Isotype Phase 3 Study Vaccine Isotype Genitope MyVax ® IgG Favrille SpecifId ® IgG Biovest BiovaxID ® IgG IgM No Benefit Clinical Benefit

Biovest International

Probability
0.0
0.2
0.4
0.6
0.8
1.0
0
20
40
60
80
Months from Randomization

Median Follow-up
56.6 mo (range 12.6 –
89.3)
Median DFS
Id-vaccine  = 44.2 mo
Control       = 30.6 mo
N = 117
Id-vaccine   N = 76
Control   N = 41
Events
Id-vaccine  = 44
Control       = 29
Cox PH Model
HR = 0.62; [95% CI:
0.39,0.99] (p=0.047)
log-rank
p=0.045
Control arm
Id-vaccine arm
Modified ITT Disease Free Survival from Randomization:
Id-vaccine vs. Control (n=117)

Probability of Disease Free Survival (%)
100
80
60
40
20
0
Control
IgG-Id vaccine
p = 0.807 (log-rank)
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients with IgM-isotype lymphomas:
IgG-Id Vaccine vs. Control Vaccine
Median Follow-up
56.6 mo (range 12.6 – 89.3)
Median DFS
IgG-Id vaccine
35.1 mo  [95% CI: 26.7,64]
Control
32.4 mo  [95% CI:26.7,NA]
N = 55
IgG-Id vaccine   N = 40
Control   N = 15
Events
IgG-Id vaccine  = 26
Control = 8

Probability of Disease Free Survival (%)
100
80
60
40
20
0
IgM-Id vaccine
Control
p = 0.001 (log-rank)
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients with IgM-isotype lymphomas:
IgM-Id Vaccine vs. Control Vaccine
Median Follow-up
56.6 mo (range 12.6 – 89.3)
Median DFS
IgM-Id vaccine =
52.9 mo  [95% CI:40.2,NA
Control =
28.7 mo  [95% CI:21.0,39.8]
N = 60
IgM-Id vaccine   N = 35
Control   N = 25
Events
IgM-Id vaccine  = 17
Control       = 20

Probability of Disease Free Survival (%)
100
80
60
40
20
0
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients receiving IgM-Id or IgG-Id
Vaccine vs. All Patients Receiving Control Vaccine
IgM-Id Vaccine
IgG-Id Vaccine
All Controls
Median Follow-up
56.6 mo (range 12.6 –
89.3)
N = 115
IgG-Id vaccine   N = 40
IgM-Id vaccine   N = 35
Control   N = 40
IgM-Id Vaccine vs All
Controls:
p=0.01
IgG-Id Vaccine vs All
Controls:
p=0.30

Expected Key Milestones: BiovaxID
• Publish Phase III BiovaxID follicular lymphoma results
in leading cancer peer-review journal (includes IgM data)
• Report additional BiovaxID Phase III data to support regulatory filings, including immune response data (a secondary endpoint) with analysis ongoing at MD Anderson Cancer Center
• Accelerate the advancement of BiovaxID through strategic
partnership(s)
• Meet with FDA and other international regulatory agencies to determine regulatory pathway in seeking approval(s)
• Announce new clinical trials targeting indications such as: mantle cell lymphoma; FL in Rituximab refractory settings;
and FL during “watchful wait”
• Conduct ribbon-cutting event to open Minneapolis Cell Culture Center
BiovaxID facility (funded via State/City private/public partnership)

Expected Key Milestones: Cell Culture
• Report next series of results from Naval Health Research
Center viral growth studies (H1N1) in hollow-fiber bioreactor and publish results in peer-review journal
• Announce strategic collaborations including new bioreactor
CRADA  contract with U.S. Government, Department of
Defense (development and revenue-generating event)
• Report multiple new revenue-generating manufacturing
contracts for biologics production (MN Cell Culture Center)
• Secure new U.S. and foreign distribution agreement(s) with bio-instruments leader(s) to market Biovest’s line of hollow-
fiber bioreactors

Expected Key Milestones: General Corporate
• Secure additional equity research analyst coverage from
respected investment banking firm(s)
• Elevate stock listing to OTCQX Market, the highest market
tier of the Over-the-Counter Market
• Announce formation of Scientific Advisory Board consisting of key opinions leaders in cancer vaccine field
• Advance our proactive investor relations and public relations campaign to raise awareness and highlight achievement of
key milestones, including attending/presenting at key
investment and scientific conferences
• Continue to file new patent applications (biologics &
instruments)
• Actively support lymphoma patient advocacy efforts

Contact Biovest
For more information,
please contact:
Douglas W. Calder
Director, Vice President
Strategic Planning & Capital Markets
324 S. Hyde Park Avenue; Suite 350
Tampa, Florida, 33606, USA
Phone: 813-864-2558
Email:  dwcalder@biovest.com